                     AMENDMENT NO. 8 TO THE LOAN DOCUMENTS

          AMENDMENT dated as of August 2, 1999 to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment and Waiver No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999 and Amendment No. 7 to the Loan Documents dated as of June 29, 1999, the "Credit Agreement") among MedPartners, Inc., a Delaware corporation (the "Borrower"), the Lenders party thereto, Bank of America, N.A. (f/k/a NationsBank, N.A.), as the Initial Issuing Bank and the Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as the Arranger therefor, and Bank of America, N.A. (f/k/a NationsBank, N.A.), as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified therefor in the Credit Agreement.

                            PRELIMINARY STATEMENTS

          (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement in order to (a) increase the aggregate amount of cash and noncash charges that are permitted to be excluded from the determination of the Consolidated EBITDA of the Borrower and its Subsidiaries for all Fiscal Quarters ending on or after December 31, 1998 as a result of the reclassification of the physician practice management businesses of the Borrower and its Subsidiaries as "discontinued operations," (b) provide for the retention by the Borrower of certain Net Cash Proceeds of asset dispositions as set forth herein, (c) eliminate the Event of Default provision relating to the Incremental CTS Receivables Securitization and (d) provide for certain loans by and to the Borrower in connection with the sale of certain of the California Property and Assets (as defined in the California Settlement Agreement).

          (2) The Required Lenders have indicated their willingness to agree to amend the terms and conditions of the Credit Agreement described above in Preliminary Statement (1) on the terms and subject to the satisfaction of the conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

          SECTION 1.  Amendments of Certain Provisions of the Credit Agreement.
                      --------------------------------------------------------
The Credit Agreement is, upon the satisfaction of the conditions set forth in
Section 2 hereof, hereby amended as of the date hereof as follows:

     (a) Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in their appropriate alphabetical order:

          "Amendment No. 8 Net Cash Proceeds" has the meaning specified therefor in the last sentence of Section 5.02(d)."

          "Amendment No. 8 Net Cash Proceeds Reserve" means the aggregate amount of Amendment No. 8 Net Cash Proceeds in excess of $20,000,000."

          "Required Lenders' Proceeds Reserve Application Notice" means a notice to the Borrower from the Administrative Agent on behalf of the Required Lenders, that the Amendment No. 8 Net Cash Proceeds Reserve is eliminated and all amounts therein have been applied as provided in Sections 2.01(c)(iii), 2.05(b)(vi) and 2.06(b)."

          "Required Lenders' Proceeds Reserve Elimination Notice" means a notice to the Borrower from the Administrative Agent, on behalf of the Required Lenders, that the Amendment No. 8 Net Cash Proceeds Reserve is eliminated."

     (b) The definition of "Unused Revolving Credit Commitment" in Section 1.01 is amended to delete subclause (b)(ii)(D)(2) thereof and to substitute for such clause the following clause: "(2) the aggregate amount of the Amendment No. 8 Net Cash Proceeds Reserve, to the extent it has not been eliminated as provided in Section 2.01(c)(iii)."

     (c) Section 2.01(c) of the Credit Agreement is hereby amended to (i) delete the parenthetical phrase in the fourth sentence of subparagraph (i) thereof and substitute for such parenthetical phrase the following: "(other than as expressly provided for in subparagraph (ii) or (iii) of this Section 2.01(c))" and (ii) add a new subparagraph (iii) immediately following subparagraph (ii) thereof to read as follows:

     "(iii) Amendment No. 8 Net Cash Proceeds Reserve.  The Revolving
            -----------------------------------------
     Credit Commitment of the each Revolving Credit Lender shall be deemed utilized at any time and from time to time by such Lender's Pro Rata Share of the aggregate amount of the Amendment No. 8 Net Cash Proceeds Reserve; provided, however, that the Amendment No. 8 Net Cash Proceeds Reserve may not be established at any time in an amount that exceeds the aggregate Unused Revolving Credit Commitments of the Revolving Credit Lenders at such time. Effective as of the earlier of (x) the date of the Required Lenders' Proceeds Reserve Application Notice and (y) August 31, 1999, (the earlier of such dates being the 'Application Date'), the Amendment No. 8 Net Cash Proceeds Reserve shall be eliminated in full, and, notwithstanding any other provisions of this Agreement, the aggregate amount in the Amendment No. 8 Net Cash Proceeds Reserve at such date shall be deemed to constitute a Revolving Credit Borrowing on such date in such aggregate amount and the Borrower irrevocably hereby authorizes the Administrative Agent on such date to reduce the Term Commitments in the amount of such Revolving Credit Borrowing in accordance with, and to the extent required under, Section 2.05(b)(vi) and to prepay the Term Advances outstanding at such time in accordance with, and to the extent required under, Section 2.06(b); provided, however that if prior to the Application Date, the Required Lenders' Proceeds Reserve Elimination Notice is delivered to the Borrower, the Amendment No. 8 Net Cash Proceeds Reserve shall be eliminated, effective as of the date of such Notice, without any such requirement to so reduce the Term Commitments."

     (d)      Section 4.01 is amended to delete subsection (dd) therein.

     (e) Section 5.02(b) is amended to delete the period of the end of subsection (xvii) thereof and to substitute therefor "; and" and to add a new subsection (xviii) at the end of such Section to read as follows:

     "(xviii) Indebtedness in an aggregate principal amount not in excess of $12,000,000 (and which matures not earlier than two years after the date such Indebtedness is incurred) of the Borrower to one or more Plans (as defined in the California Settlement Agreement), the proceeds of which will be loaned to one or more buyers to finance in part the acquisition of certain California Property and Assets (as defined in the California Settlement Agreement), provided that not more than 50% of such Indebtedness shall be recourse to the Borrower."

     (f) Section 5.02(d) of the Credit Agreement is hereby amended to delete the last paragraph thereof immediately following subsection (xiii) therein and to substitute therefor the following paragraph:

     "Notwithstanding any of the provisions of this Section 5.02(d), the Borrower and its Subsidiaries may retain (A) Net Cash Proceeds as provided in the Credit Agreement as in effect prior to the date of Amendment No. 8 to the Loan Documents and (B) up to 100% of the Net Cash Proceeds received from time to time on or after July 1, 1999 from one or more sales, leases, transfers or other dispositions expressly permitted under clause (vii),
     (viii) or (xi) of this Section 5.02(d), in each case for use in their business and operations in the ordinary course, so long as the aggregate amount of all such Net Cash Proceeds referred to in subclause (B) so retained by the Borrower and its Subsidiaries does not exceed $93,000,000 (such Net Cash Proceeds referred to in subclause (B) being the 'Amendment No. 8 Net Cash Proceeds'); provided, however, that all Amendment No. 8 Net Cash Proceeds received after the date of the Required Lenders' Proceeds Reserve Application Notice shall be applied immediately upon receipt thereof to reduce the Term Commitments in accordance with, and to the extent required under, Section 2.05(b)(vi) and to prepay the Term Advances outstanding at such time in accordance with, and to the extent required under, Section 2.06(b)."

     (g) Section 5.02(e) is amended to delete the period at the end of subsection (vii) thereof and to substitute therefor "; and" and to add a new subsection (viii) at the end of such Section to read as follows:

     "(viii) Investments by the Borrower in the form of loans in an aggregate principal amount not in excess of $12,00,000 to KPC Acquisition Corporation, the proceeds of which will finance in part the purchase of certain California Property and Assets (as defined in the California Settlement Agreement)."

     (h) Section 5.03(r) is amended to add the following sentence at the end thereof:

     "In addition, as soon as possible and in any event within two Business Days after the consummation of each sale, lease, transfer or other disposition of any property or assets of the Borrower or any of its Subsidiaries the Net Cash Proceeds of which constitute Amendment No. 8 Net Cash Proceeds, a certificate of a Responsible Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, setting forth in reasonable detail the information referred to in subclauses (A), (B) and
     (C) of the preceding sentence in respect of such sale, lease, transfer or other disposition."

     (i) Section 5.03 is amended to reletter subsection (v) thereof as subsection "(z)" and to add after subsection (u) thereof the following:

             "(v) Monthly Financials.  As soon as available and in any event
                  ------------------
     within 25 days after the end of each month (commencing with respect to the month of August 1999), a Consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as of the end of such month and Consolidated and consolidating statements of operations, stockholders' equity and cash flows of the Borrower and its Subsidiaries for such month and for the period commencing at the end of the previous Fiscal Year and ending with the end of such month, setting forth in comparative form, in the case of each such Consolidated and consolidating balance sheet, the corresponding figures as of the last day of the corresponding month in the immediately preceding Fiscal Year and, in the case of each such Consolidated and consolidating statement of operations, stockholders' equity and cash flows, the corresponding figures for the corresponding month in the immediately preceding Fiscal Year, all in reasonable detail.

               (w)  Cash on Hand.  As soon as available and in any event by the
                    ------------
          second Business Day of each week (commencing with the first full week in September 1999), a certificate of a Responsible Officer of the Borrower as to the aggregate amount of cash and Cash Equivalents maintained as of the last Business Day of the immediately preceding week by the Borrower and its Subsidiaries.

               (x)  Cash Flow Projections. As soon as available and in any event
                    ---------------------
          by the Second Business Day of each week (commencing with the first full week in September 1999), a certificate of a Responsible Officer of the Borrower as to the cash flows of the Borrower and its Subsidiaries, separated among discontinued operations in California, non-California discontinued operations and each of the business operations of Caremark (i.e. prescription services division and therapeutic services division) with corporate overhead not specifically allocated but only reported as a separate line item, on a weekly basis for each of the immediately succeeding six weeks commencing with such week, all in reasonable detail.

               (y)  Asset Sales.  As soon as available and in any event by the
                    -----------
          second Business Day of each week (commencing with the first full week in September 1999), a certificate of a Responsible Officer of the Borrower as to the projected dispositions of property of the Borrower or any of its Subsidiaries in each month for the remainder of the respective Fiscal Year or the immediately succeeding six-month period, whichever is longer, including the Net Cash Proceeds expected from each such disposition, all in reasonable detail."

          (j) Section 6.01 of the Credit Agreement is hereby amended (i) to delete the word "or" at the end of subsection (s) thereof and (ii) to delete subsection (t) thereof in its entirety.

          (k) Paragraph (1) of Schedule II to the Credit Agreement is hereby amended (i) to delete the figure "$220,000,000" in the ninth line thereof and to substitute therefor the figure "$233,453,000" and (ii) to delete the figure "$1,350,000,000" in the last line thereof and to substitute therefor the figure "$1,351,490,000."

          SECTION 2.  Conditions Precedent to the Effectiveness of This
                      -------------------------------------------------
Amendment. This Amendment shall become effective as of the date hereof if on or
---------
before August 5, 1999 each of the following conditions shall have been satisfied (such date when the conditions are satisfied being the "Amendment Effective Date"):

          (a) The Administrative Agent shall have received (i) on or before 3:00 p.m. (Charlotte time) on August 5, 1999, counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this

     Amendment, (ii) the Consent attached hereto shall have been executed and delivered by each of the Loan Parties (other than the Borrower) and (iii) for the benefit of each Lender Party that has executed this Amendment on or before 3:00 p.m. (Charlotte time) on August 5, 1999, a fee from the Borrower in an amount equal to 0.125% of the aggregate Commitment of such Lender Party, in each case as of the Business Day immediately preceding the Amendment Effective Date, which amount will be distributed to the respective Lender Party no later than the Business Day immediately succeeding the Amendment Effective Date.

          (b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, (ii) that the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(b) and 5.03(c), respectively, on or prior to the Amendment Effective Date and (iii) that the forecasted Consolidated financial statements of the Borrower and its Subsidiaries referred to in
     Section 4.01(h) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties prior to the Amendment Effective Date).

          (c) No event shall have occurred and be continuing (after giving effect to this Amendment) that constitutes a Default.

          (d) All of the reasonable fees and expenses of the Administrative Agent and the Arranger (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

          SECTION 3.  Fee. In the event the Required Lenders' Proceeds Reserve
                      ---
Elimination Notice is delivered prior to the Application Date pursuant to
Section 2.01(c)(iii) of the Credit Agreement, the Borrower shall pay on the date of such delivery, and as a condition to such delivery, to the Administrative Agent, for the benefit of each Lender Party that has approved the delivery of the Required Lenders' Proceeds Elimination Notice prior to the delivery thereof, a fee in an amount equal to 0.125% of the aggregate Commitment of such Lender Party, in each case as of the Business Day immediately preceding the Amendment Effective Date, which amount will be distributed to the respective Lender Party no later than the Business Day immediately succeeding the day of receipt thereof by the Administrative Agent.

          SECTION 4.  Reference to and Effect on the Loan Documents.  (a)  On
                      ---------------------------------------------
and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as amended by the amendments specifically provided above in Section 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Guaranteed Parties or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

          SECTION 5.  Costs and Expenses.  (a) The Borrower hereby agrees to
                      ------------------
pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Arranger (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

          (b) In addition and without limiting any obligations of the Borrower as provided in the Credit Agreement, the Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of Sugarman & Company in connection with its review of the business, affairs, properties, books and records, operations and prospects of the Borrower and its Subsidiaries, including discussions with the Administrative Agent and the Lender Parties with respect thereto.

          SECTION 6.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 7.  Governing Law.  This Amendment shall be governed by, and
                      -------------
construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                              THE BORROWER

                              MEDPARTNERS, INC.


                              By  /s/ Peter Clemens
                                  --------------------------
                                  Name:  Peter Clemens
                                  Title: Treasurer

                              THE ADMINISTRATIVE AGENT

                              BANK OF AMERICA, N.A. (f/k/a NATIONSBANK, N.A.)


                              By  /s/ Philips S. Durand
                                  ---------------------------
                                  Name:  Philips S. Durand
                                  Title: Principal

                              THE LENDER PARTIES

                              BANK OF AMERICA, N.A. (f/k/a
                              NATIONSBANK, N.A.), as a Lender,
                              the Swing Line Bank and the Issuing Bank


                              By  /s/ Philips S. Durand
                                  ----------------------------
                                  Name:  Philips S. Durand
                                  Title: Principal

                              AMSOUTH BANK


                              By  /s/ Allison J. Sanders
                                  -----------------------------
                                  Name:  Allison J. Sanders
                                  Title: Vice President

                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION


                                    By  /s/ Philip D. Durand
                                        -----------------------------
                                        Name:  Philip D. Durand
                                        Title: Principal

                                    THE CHASE MANHATTAN BANK


                                    By    /s/ Dawn Lee Lum
                                          -----------------------------
                                          Name:  Dawn Lee Lum
                                          Title: Vice President

                                    CITIBANK, N.A.


                                    By    ________________________________
                                          Name:
                                          Title:

                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By    /s/ Henry J. Reukauf
                                          -----------------------------
                                          Name:  Henry J. Reukauf
                                          Title: Vice President

                                    DEBT STRATEGIES FUND, INC.


                                    By    ________________________________
                                          Name:
                                          Title:

                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By    /s/ L. Richard Schiller
                                          --------------------------------
                                          Name:  L. Richard Schiller
                                          Title: Vice President

                                    FIRST UNION NATIONAL BANK


                                    By    /s/ Richard Davis
                                          -------------------------
                                          Name:  Richard Davis
                                          Title: Vice President

                                    FLOATING RATE PORTFOLIO
                                    BY:  INVESCO Senior Secured
                                         Management Inc., as attorney in fact


                                    By    /s/ Anne M. McCarthy
                                          ---------------------------------
                                          Name:  Anne M. McCarthy
                                          Title: Authorized Signatory

                                    KZH HIGHLAND-2 LLC


                                    By    /s/ Peter Chin
                                          ----------------------------
                                          Name:  Peter Chin
                                          Title: Authorized Agent

                                    MERRILL LYNCH, PIERCE, FENNER &
                                     SMITH INCORPORATED


                                    By    /s/ Neil Brisson
                                          -------------------------
                                          Name:  Neil Brisson
                                          Title: Director

                                    MERRILL LYNCH DEBT STRATEGIES
                                     PORTFOLIO, INC.
                                    BY:  MERRILL LYNCH ASSET
                                         MANAGEMENT L.P., as Investment Advisor


                                    By    _________________________________
                                          Name:
                                          Title:

                                    MERRILL LYNCH GLOBAL INVESTMENT
                                     SERIES: INCOME STRATEGIES PORTFOLIO
                                    BY:  MERRILL LYNCH ASSET
                                         MANAGEMENT, L.P., as Investment
                                         Advisor


                                    By    ________________________________
                                          Name:
                                          Title:

                                    MERRILL LYNCH SENIOR FLOATING
                                     RATE FUND, INC.


                                    By    ________________________________
                                          Name:
                                          Title:

                                    MERRILL LYNCH PRIME RATE PORTFOLIO
                                    BY:   MERRILL LYNCH ASSET
                                          MANAGEMENT, L.P., as Investment
                                          Advisor


                                    By    __________________________________
                                          Name:
                                          Title:

                                    ML CBO IV (CAYMAN) LTD.
                                    BY:  HIGHLAND CAPITAL MANAGEMENT,
                                         L.P., as Collateral Manager


                                    By    /s/ Mark K. Okada CFA
                                          --------------------------------
                                          Name:  Mark K. Okada CFA
                                          Title: Executive Vice President

                                    ML CLO XX PILGRIM AMERICA
                                     (CAYMAN) LTD.
                                    BY:  PILGRIM INVESTMENTS, INC.,
                                         as Investment Manager


                                   By    /s/ Jeffrey A. Bakalar
                                         ------------------------------
                                         Name:  Jeffrey A. Bakalar
                                         Title: Vice President

                                    MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK


                                    By  /s/ Anna Marie Fallon
                                        ----------------------------------
                                        Name:  Anna Marie Fallon
                                        Title: Vice President

                                    PAM CAPITAL FUNDING, LP
                                    BY:  HIGHLAND CAPITAL MANAGEMENT,
                                         L.P., as Collateral Manager


                                    By   /s/ Mark K. Okada CFA
                                         --------------------------------
                                         Name:  Mark K. Okada CFA
                                         Title: Executive Vice President

                                    PAMCO CAYMAN, LTD.
                                    BY:  HIGHLAND CAPITAL MANAGEMENT,
                                         L.P., as Collateral Manager


                                    By   /s/ Mark K. Okada CFA
                                         ------------------------------
                                         Name:  Mark K. Okada CFA
                                         Title: Executive Vice President

                                    PILGRIM PRIME RATE TRUST
                                    BY:  PILGRIM INVESTMENTS, INC.,
                                         as Investment Manager


                                    By   /s/ Jeffrey A. Bakalar
                                         ------------------------------
                                         Name:  Jeffrey A. Bakalar
                                         Title: Vice President

                                    SCOTIABANC INC.


                                    By  /s/ Dana Maloney
                                        --------------------------------
                                        Name:  Dana Maloney
                                        Title: Relationship Manager

                                    SRV-HIGHLAND, INC.


                                    By  /s/ Kelly C. Walker
                                        -----------------------------
                                        Name:  Kelly C. Walker
                                        Title: Vice President

                                   STEIN ROE & FARNHAM INCORPORATED,
                                    as Agent for KEYPORT LIFE INSURANCE
                                    COMPANY


                                   By /s/ Brian W. Wood
                                      --------------------------------
                                      Name:  Brian W. Wood
                                      Title: Vice President & Portfolio Manager

                                    TORONTO DOMINION (TEXAS), INC.


                                    By  /s/ Sonja R. Jordan
                                        -----------------------------------
                                        Name:  Sonja R. Jordan
                                        Title: Vice President

                                    TRANSAMERICA LIFE INSURANCE AND
                                     ANNUITY CO.


                                    By  /s/ John M. Casparian
                                        --------------------------------
                                        Name:  John M. Casparian
                                        Title: Investment Officer

                                    TRANSAMERICA PREMIER HIGH YIELD
                                    FUND


                                    By  /s/ Heather Creeden
                                        ----------------------------------
                                        Name:  Heather Creeden
                                        Title: Investment Officer

                                    VAN KAMPEN PRIME RATE INCOME TRUST


                                    By  /s/ Bradley S. Marcus
                                        -----------------------------
                                        Name:  Bradley S. Marcus
                                        Title: Senior Vice President

                                    VAN KAMPEN SENIOR INCOME TRUST


                                    By  __________________________________
                                        Name:
                                        Title:

                              VAN KAMPEN CLO II, LIMITED
                              BY:   VAN KAMPEN MANAGEMENT, INC.,
                                    as Collateral Manager


                              By    ____________________________________
                                    Name:
                                    Title:

                              WACHOVIA BANK, N.A.


                              By    /s/ Bradley S. Marcus
                                    --------------------------------
                                    Name:  Bradley S. Marcus
                                    Title: Senior Vice President

                          Consent to Amendment No. 8
                             to the Loan Documents

                             As of August 2, 1999

          Reference is made to Amendment No. 8 to the Loan Documents dated as of August 2, 1999 (the "Amendment") to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999 and Amendment No. 7 to the Loan Documents dated as of June 29, 1999, the "Credit Agreement") among MedPartners, Inc., a Delaware corporation, the Lenders party thereto, Bank of America, N.A. (f/k/a NationsBank, N.A.), as the Initial Issuing Bank and Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as Arranger therefor, and Bank of America, N.A. (f/k/a NationsBank, N.A.), as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

          Each of the undersigned, as a guarantor under the Subsidiaries Guarantee dated as of June 9, 1998 (as modified to the date hereof, the "Subsidiaries Guarantee") in favor of the Guaranteed Parties, hereby consents to the execution and delivery of the Amendment and the performance of the Credit Agreement, as amended thereby, and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the Subsidiaries Guarantee is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed, except that each reference in the Subsidiaries Guarantee to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

          This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Consent. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

          This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                                    MEDGP, INC.


                                    By   /s/ James H. Dickerson, Jr.
                                         --------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer


                                    MEDPARTNERS ACQUISITION CORPORATION


                                    By   /s/  James H. Dickerson, Jr.
                                         --------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer


                                    MEDPARTNERS AVIATION, INC.


                                    By   /s/ Sara J. Finley
                                         --------------------------------
                                         Name: Sara J. Finley
                                         Title: Vice President & Secretary


                                    MEDPARTNERS EAST, INC.


                                    By   /s/  James H. Dickerson, Jr.
                                         --------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer


                                    GEORGIA MEDPARTNERS MANAGEMENT, INC.


                                    By   /s/ James H. Dickerson, Jr.
                                         --------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer

                                    MEDPARTNERS INTEGRATED
                                     NETWORK-CHANDLER, INC.


                                    By   /s/ James H. Dickerson, Jr.
                                         ----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer


                                    MEDPARTNERS PROFESSIONAL MANAGEMENT
                                     CORPORATION


                                    By   /s/ James H. Dickerson, Jr.
                                         ----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer


                                    ADS HEALTH MANAGEMENT, INC.


                                    By   /s/ James H. Dickerson, Jr.
                                         ----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer

                                    By   /s/ Sara J. Finley
                                         ----------------------------------
                                         Name: Sara J. Finley
                                         Title: Vice President & Secretary


                                    HEALTHWAYS, INC.


                                    By   /s/ James H. Dickerson, Jr.
                                         ----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer

                                    BAY AREA PRACTICE MANAGEMENT GROUP,
                                     INC.


                                    By   /s/ Sara J. Finley
                                         ---------------------------------
                                         Name: Sara J. Finley
                                         Title: Vice President & Secretary

                                    By   /s/ James H. Dickerson, Jr.
                                         ---------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer


                                    CHS MANAGEMENT, INC.


                                    By   /s/ James H. Dickerson, Jr.
                                         ---------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer


                                    CAREMARK INTERNATIONAL INC.


                                    By   /s/ James H. Dickerson, Jr.
                                         ---------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer


                                    CAREMARK INC.


                                    By   /s/ Sara J. Finley
                                         ---------------------------------
                                         Name: Sara J. Finley
                                         Title: Vice President & Secretary

                                    By   /s/ Leisa Kizer
                                         ---------------------------------
                                         Name: Leisa Kizer
                                         Title: Treasurer

                                    CAREMARK PHYSICIAN SERVICES OF
                                     TEXAS INC.


                                    By   /s/ James H. Dickerson, Jr.
                                         ----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer


                                    PRESCRIPTION HEALTH SERVICES, INC.


                                    By   /s/ James H. Dickerson, Jr.
                                         ----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer

                                    By   /s/ Sara J. Finley
                                         ----------------------------------
                                         Name: Sara J. Finley
                                         Title: Vice President & Secretary


                                    STRATEGIC HEALTHCARE MANAGEMENT, INC.


                                    By   /s/ James H. Dickerson, Jr.
                                         ----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer

                                    By   /s/ Sara J. Finley
                                         ----------------------------------
                                         Name: Sara J. Finley
                                         Title: Vice President & Secretary


                                    CAREMARK INTERNATIONAL HOLDINGS INC.


                                    By   /s/ James H. Dickerson, Jr.
                                         ----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer

                                    MEDPARTNERS PHYSICIAN SERVICES INC.


                                    By   /s/ James H. Dickerson, Jr.
                                         ----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer


                                    CAREMARK RESOURCES CORPORATION


                                    By   /s/ James H. Dickerson, Jr.
                                         ----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer


                                    FRIENDLY HILLS HEALTHCARE NETWORK
                                     INC.


                                    By   /s/ Sara J. Finley
                                         ----------------------------------
                                         Name: Sara J. Finley
                                         Title: Vice President & Secretary


                                    MEDPARTNERS NSC LTD.


                                    By   /s/ James H. Dickerson, Jr.
                                         ----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer


                                    MEDPARTNERS ADMINISTRATIVE SERVICES,
                                     INC.


                                    By   /s/ James H. Dickerson, Jr.
                                         ----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer

                                    MEDPARTNERS MANAGED CARE, INC.


                                    By   /s/ Sara J. Finley
                                         -----------------------------------
                                         Name: Sara J. Finley
                                         Title: Vice President & Secretary


                                    ACUTE CARE MEDICAL MANAGEMENT, INC.


                                    By   /s/ Sara J. Finley
                                         -----------------------------------
                                         Name: Sara J. Finley
                                         Title: Vice President & Secretary


                                    BGS HEALTHCARE, INC.


                                    By   /s/ Sara J. Finley
                                         -----------------------------------
                                         Name: Sara J. Finley
                                         Title: Vice President & Secretary


                                    HOME HEALTH AGENCY OF GREATER
                                       MIAMI, INC.


                                    By   /s/ Sara J. Finley
                                         -----------------------------------
                                         Name: Sara J. Finley
                                         Title: Vice President & Secretary


                                    MEDPARTNERS MANAGED CARE OF SOUTH
                                     BROWARD, INC.


                                    By   /s/ Sara J. Finley
                                         -----------------------------------
                                         Name: Sara J. Finley
                                         Title: Vice President & Secretary

                                    MEDPARTNERS MEDICAL MANAGEMENT OF
                                     OHIO, INC.


                                    By   /s/ Sara J. Finley
                                         -----------------------------------
                                         Name: Sara J. Finley
                                         Title: Vice President & Secretary


                                    LFMG, INC.


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer


                                    PACIFIC MEDICAL GROUP, INC.


                                    By   /s/ Sara J. Finley
                                         -----------------------------------
                                         Name: Sara J. Finley
                                         Title: Vice President & Secretary


                                    PACIFIC PHYSICIAN SERVICES, INC.


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer


                                    PPS EAST, INC.


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer

                                    PPS NORTH CAROLINA MEDICAL MANAGEMENT,
                                     INC.


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer


                                    PPS RIVERSIDE DIVISION ACQUISITION
                                     AND MANAGEMENT CORP. I


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer


                                    PPS VALLEY MANAGEMENT, INC.


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer

                                    By   /s/ Sara J. Finley
                                         -----------------------------------
                                         Name: Sara J. Finley
                                         Title: Vice President & Secretary


                                    PPS INDEMNITY, INC.


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer

                                    PACIFIC PHYSICIAN SERVICES ARIZONA,
                                     INC.


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer


                                    PACIFIC PHYSICIAN SERVICES NEVADA,
                                     INC.


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer


                                    PHYSICIANS' HOSPITAL MANAGEMENT
                                     CORPORATION


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer


                                    RELIANT HEALTHCARE SYSTEMS, INC.


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer

                                    By   /s/ Sara J. Finley
                                         -----------------------------------
                                         Name: Sara J. Finley
                                         Title: Vice President & Secretary

                                    MEDPARTNERS/TALBERT MEDICAL MANAGEMENT
                                     CORPORATION


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer


                                    TALBERT MEDICAL MANAGEMENT CORPORATION


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer


                                    TALBERT HEALTH SERVICES CORPORATION


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer


                                    MEDPARTNERS ADMINISTRATION, L.P.


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: Executive Vice President of
                                                 MedPartners, Inc.,
                                                 the General Partner

                                    MEDPARTNERS PHYSICIAN MANAGEMENT, L.P.


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: Executive Vice President of
                                                 MedPartners, Inc.,
                                                 the General Partner


                                    MEDOHIO, L.P.


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer of
                                                 MedGP, Inc.,
                                                 the General Partner


                                    MED TENNESSEE, INC.


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer


                                    MEDTEX, L.P.


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: President & Treasurer of
                                                 MedGP, Inc.,
                                                 the General Partner

                                    MEDPARTNERS PHYSICIAN SERVICES
                                     OF ILLINOIS L.L.C.


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer of
                                                 North Suburban Clinic, Ltd.,
                                                 a Member

                                    CERRITOS INVESTMENT GROUP


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: Executive Vice President &
                                                 Chief Financial Officer of
                                                 MedPartners, Inc., a Partner



                                    By   /s/ Sara J. Finley
                                         -----------------------------------
                                         Name:Sara J. Finley
                                         Title: Corporate Secretary of
                                                 MedPartners, Inc., a Partner


                                    CERRITOS INVESTMENT GROUP II


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: Executive Vice President &
                                                 Chief Financial Officer of
                                                 MedPartners, Inc., a Partner


                                    By   /s/ Sara J. Finley
                                         -----------------------------------
                                         Name: Sara J. Finley
                                         Title: Corporate Secretary of
                                                 MedPartners, Inc., a Partner

                                    FAMILY MEDICAL CENTER


                                    By   /s/ Sara J. Finley
                                         -----------------------------------
                                         Name: Sara J. Finley
                                         Title: Vice President & Secretary of
                                                 Pacific Medical Group, Inc.,
                                                 a Partner

                                    5000 AIRPORT PLAZA, L.P.


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: Executive Vice President &
                                                 Chief Financial Officer of
                                                 MedPartners, Inc., the
                                                 General Partner


                                    By   /s/ Sara J. Finley
                                         -----------------------------------
                                         Name: Sara J. Finley
                                         Title: Corporate Secretary of
                                                 MedPartners, Inc., the
                                                 General Partner

                                    KS-PSI OF TEXAS L.P.


                                    By   /s/ James H. Dickerson, Jr.
                                         -----------------------------------
                                         Name: James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer of
                                                 MedPartners Physician
                                                 Services Inc., the General
                                                 Partner